UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 FM 529 Houston, TX	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 28, 2010, we issued a press release announcing our earnings for the second quarter and first six months of 2010. That press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. Due to an administrative oversight, the filing of this current report on Form 8-K relating to that July 28, 2010 public announcement was delayed. We do not anticipate that this delay will have any material adverse effect on us.

For convenience, as Exhibit 99.2 we are also providing an unedited transcript of the conference call of July 29, 2010 related to the press release, along with, as Exhibit 99.3, reconciliations of certain non-GAAP measures used during the conference call.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report.

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated July 28, 2010

Exhibit 99.2	Unedited transcript of the conference call of July 29, 2010 related to the press release

Exhibit 99.3	Reconciliations of certain non-GAAP measures used during the conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and
Treasurer

Date: October 26, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Oceaneering International, Inc. on July 28, 2010.

99.2	Unedited transcript of the conference call of July 29, 2010 related to the press release

99.3	Reconciliations of certain non-GAAP measures used during the conference call